SEI INSTITUTIONAL MANAGED TRUST

Enhanced Income Fund
(the "Fund")

Supplement Dated April 4, 2019
to the Class F Shares Prospectus, Class I Shares Prospectus, and Class Y Shares Prospectus
each dated January 31, 2019, as amended April 1, 2019
(the "Prospectuses") and Statement of Additional Information ("SAI"),
dated January 31, 2019

This Supplement provides new and additional information beyond that contained in the Prospectuses and SAI, and should be read in conjunction with such Prospectuses and SAI.

Liquidation of the Enhanced Income Fund

At a meeting of the Board of Trustees (the "Board") of SEI Institutional Managed Trust (the "Trust") held on April 2, 2019, the Board approved the liquidation of the Fund, a series of the Trust. The decision to liquidate was based on declining asset levels in the Fund, with no expectation of future asset growth, which has impaired the viability of the Fund. Accordingly, the Fund will commence the orderly liquidation and distribution of its portfolio pursuant to a plan of liquidation approved by the Board. Each shareholder will receive its pro rata portion of the Fund's liquidation proceeds. It is currently expected that the liquidation proceeds of the Fund will be distributed to shareholders on or about May 13, 2019.

In anticipation of the Fund liquidating, the Fund will convert all or substantially all of its assets to cash or cash equivalents. Therefore, the Fund may not be managed in accordance with its stated investment strategy and may deviate from its investment policies going forward, pending the distribution of the liquidation proceeds.

As is the case with other redemptions, each shareholder's redemption, including any mandatory redemption, will constitute a taxable disposition of shares for shareholders who are subject to taxation. Shareholders should contact their tax advisors to discuss the potential income tax consequences of the liquidation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1215 (4/19)